Exhibit 99.1

105 Norton Street • Newark, NY 14513 • Ph: (315) 331-7742 • Fax: (315) 331-3547 • www.iec-electronics.com

IEC Announces Fourth Quarter and Fiscal 2013 Results

Newark, NY – December 19, 2013 – IEC Electronics Corp. (NYSE MKT: IEC) announced its results for the fiscal fourth quarter and fiscal year ending September 30, 2013.

During the fourth quarter of fiscal 2013, the Company recorded an impairment charge of $14,217,000 related to its Southern California Braiding (SCB) operation, which significantly impacted earnings. The charge was largely related to goodwill impairment at SCB.

In the quarter ended September 30, 2013, the Company reported revenue of $39,122,000 and a net loss of $8,667,000 or ($0.89) per diluted share. This compares to revenue of $37,062,000 and net income of $1,586,000 or $0.16 per diluted share, for the fourth quarter in the prior year.

For fiscal year 2013, IEC reported revenue of $140,946,000 and a net loss of $9,530,000 or ($0.98) per diluted share as compared to revenue of $144,963,000 and net income of $6,694,000 or $0.67 per diluted share, for fiscal 2012. The year end results include the impairment charge of $14.2 million, or ($0.93) after tax per diluted share in fiscal 2013, and the year end results for fiscal 2012 included $1,096,000 from the SCB clawback or $0.07 after tax per diluted share in fiscal 2012.

W. Barry Gilbert, Chairman of the Board and CEO, stated, “IEC took non-cash impairments of goodwill and intangible assets at SCB after analyzing and reconfiguring the operations of SCB. We also took into account market challenges for our customers during periods of government uncertainty. The SCB acquisition has not met our expectations and has been a disappointment from a profitability, growth and cash flow perspective. We have made a number of changes at SCB, including a reduction in personnel and in other expenses. Additionally, we have moved some of the military and aerospace work from SCB to our Albuquerque business unit. We will continue evaluating our SCB operation and make the changes necessary to improve its prospects and capture the promise we anticipated when we made the acquisition. We are confident of the future; however, it remains difficult to forecast the current political environment.”

“This quarter’s results, absent the non-cash impairment, did improve over the third quarter. Our fourth quarter sales were $39,122,000 compared with sales of $35,154,000 for the prior quarter. The revenue for the fourth quarter was our highest quarterly revenue in over 10 years. Our operating loss was $13,149,000, but excluding the impairment our operating income would have been $1,068,000. This compares to operating income of $607,000 in the third quarter. I am pleased with our sales results given all that has transpired. We continue attracting new customers; solid, reputable companies.”

“During the first half of fiscal 2013 we added few new customers. Customer activity had fallen below our comfort level, so changes were made to the organization. Our core capabilities were not at risk; however, our execution was weak. The financial results for the first half of the year were sales of $66,671,000 and an operating loss of $1,292,000. In the second half of the year we added numerous new customers or additional locations for existing customers. These additions were spread across our various businesses and our key targeted markets. A number of our new customers are marquee names in their respective industries. As a result, we saw improved performance in the second half of our fiscal year with sales of $74,275,000 and an operating loss of $12,543,000, but after excluding the impairment charge operating income would have been $1,674,000. We have not completely turned the corner. The key question is when will these new accounts be monetized? As with all new customers, the benefit to the company will take time to develop and, in some cases longer than a year to reach full production.”

1

“Going forward, we expect the first six months of fiscal 2014 to show relatively flat sales as compared to the first six months of fiscal 2013. By the end of the first quarter of fiscal 2014 we will have a clearer picture as to the impact of the operational changes we have made; however, net income is difficult to estimate due to the difficulty of forecasting additional legal and accounting costs and other factors. Complicating our thoughts is the fact that one of our large medical customers is on an FDA hold. Though the issues seem to be getting resolved this will have some effect in Q1 and Q2 of fiscal 2014. We have adjusted our workforce accordingly. We believe the issue our medical customer is facing will mitigate itself during the second half of our fiscal year.”

“We have grown quickly over the previous eight years, and aspects of our organizational structure did not keep pace.  This year, we made changes which we believe will help us not only resolve our current challenges, but most importantly, position us for the future and our next stage of growth.  I would like to flip a switch. This will take time. I am confident that this long run perspective is the right path to create future value for our customers and shareholders, as well as opportunities for our employees.”

Non-GAAP measures are reconciled to the most closely comparable GAAP measures in the attachment to this release.

Conference Call

IEC will host a conference call on Thursday, December 19, 2013 at 10:00 a.m. Eastern Time, to discuss its financial results for the fourth quarter and year ended September 30, 2013. The conference call may be accessed in the U.S. and Canada by dialing toll-free (877) 407-9210. International callers may access the call by dialing (201) 689-8049.

A replay of the teleconference will be available for 30 days after the call and may be accessed domestically by dialing (877) 660-6853 and international callers may dial (201) 612-7415. Callers must enter conference i.d. number 13573509. To access the live webcast, log onto the IEC website at http://www.iec-electronics.com. The webcast can also be accessed at http://www.InvestorCalendar.com. An online replay will be available on IEC’s website shortly after the call.

About IEC Electronics

IEC Electronics Corporation is a premier provider of electronic manufacturing services (“EMS”) to advanced technology companies primarily in the military and aerospace, medical, industrial and communications sectors. The Company specializes in the custom manufacture of high reliability, complex circuit cards, system level assemblies, a wide array of custom cable and wire harness assemblies, precision sheet metal products, and advanced research and testing services. As a full service EMS provider, IEC is a world-class ISO 9001:2008, AS9100 and ISO13485 certified company. The AS9100 certification enables IEC to serve the military and commercial aerospace markets. The ISO13485 certification supports the quality requirements of medical device markets. The Company is also AC7120 Nadcap accredited for electronics manufacturing to support the most stringent quality requirements of the aerospace industry, as well as ITAR registered and NSA approved under the COMSEC standard. Dynamic Research and Testing Laboratories (DRTL), the Company’s newest business unit, is an ISO 17025 accredited laboratory specializing in the testing and detection of counterfeit electronic parts, as well as component risk mitigation and advanced failure analysis. IEC Electronics is headquartered in Newark, NY (outside of Rochester) and also has operations in Rochester, NY, Albuquerque, NM and Bell Gardens, CA. Additional information about IEC can be found on its web site at www.iec-electronics.com.

2

This release contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements.  These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

Specific risks and uncertainties include, but are not limited to, those set forth in the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K/A and subsequent Quarterly Reports on Form 10-Q/A and Form 10-Q.  The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified.  Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 (“2013 Form 10-K/A”) and in the Company’s Form 10-Q/A filed on the same date could, among others, (i) cause the Company to incur substantial additional legal, accounting and other expenses, (ii) result in additional shareholder, governmental or other actions, or adverse consequences from the now consolidated shareholder action or the now formal investigation being conducted by the SEC, (iii) cause the Company’s customers, including the government contractors with which the Company deals, to lose confidence in the Company or cause a default under its contractual arrangements, (iv) cause a default under the Company’s arrangements with M&T Bank with respect to which, if the Bank chooses to exercise its remedies, the Company may not be able to obtain replacement financing or continue its operations, (v) result in delisting of the Company’s stock from NYSE MKT (the “Exchange”) if the Company fails to meet any Exchange listing standard, or fails to comply with its listing agreement with the Exchange, during the twelve months ending July 9, 2014, or (vi) result in additional failures of the Company’s internal controls if the Company’s remediation efforts are not effective.  Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock.  For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see the "Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in the 2013 Form 10-K/A and the Company’s subsequent Quarterly Reports on Forms 10-Q/A and 10-Q.

The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:	Vincent Leo	John Nesbett or Jennifer Belodeau

	CFO	Institutional Marketing Services

	IEC Electronics Corp.	(203)972-9200

	(315)332-4308	jnesbett@institutionalms.com

	VLeo@iec-electronics.com	jbelodeau@institutionalms.com

3

IEC ELECTRONICS CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2013 AND SEPTEMBER 30, 2012

(in thousands, except share and per share data)

	September 30, 2013	September 30, 2012
		(restated)
ASSETS
Current assets
Cash	$2,499	$2,662
Accounts receivable, net of allowance	27,945	23,193
Inventories, net	21,904	17,697
Deferred income taxes	1,382	1,365
Other current assets	610	401
Total current assets	54,340	45,318

Fixed assets, net	17,946	17,120
Intangible assets, net	2,647	5,511
Goodwill	2,005	13,810
Deferred income taxes	11,652	6,018
Other assets	345	121

Total assets	$88,935	$87,898

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Current portion of long-term debt	$2,778	$6,533
Accounts payable	16,508	15,697
Accrued payroll and related expenses	2,464	2,676
Other accrued expenses	811	946
Customer deposits	187	146
Total current liabilities	22,748	25,998

Long-term debt	34,026	21,104
Other long-term liabilities	167	-

Total liabilities	56,941	47,102

STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value:
500,000 shares authorized; none issued or outstanding
Common stock, $0.01 par value:	110	109
Authorized: 50,000,000 shares
Issued: 11,006,749 and 10,943,185 shares, respectively
Outstanding: 9,991,291 and 9,927,727 shares, respectively
Additional paid-in capital	43,802	43,075
Retained earnings	(10,483)	(953)
Treasury shares at cost - 1,015,458 shares	(1,435)	(1,435)
Total stockholders' equity	31,994	40,796

Total liabilities & stockholders' equity	$88,935	$87,898

4

IEC ELECTRONICS CORP. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

THREE AND TWELVE MONTH PERIODS ENDED SEPTEMBER 30, 2013 AND SEPTEMBER 30, 2012

(in thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	Sept 30, 2013	Sept 30, 2012	Sept 30, 2013	Sept 30, 2012
		(restated)		(restated)

Sales	$39,122	$37,062	$140,946	$144,963
Cost of sales	33,668	30,888	123,269	118,657
Gross profit	5,454	6,174	17,677	26,306

Operating expenses
Selling and administrative expenses	3,761	3,579	15,453	15,765
Impairment of goodwill and other intangibles	14,217		14,217
Restatement and related expenses	625	-	1,842	-
Operating profit/(loss)	(13,149)	2,595	(13,835)	10,541

Interest and financing expense	522	297	1,170	1,227
Other (income)/expense	-	1	47	(1,050)
Income/(loss) before provision for income taxes	(13,671)	2,297	(15,052)	10,364

Provision for/ (benefit from) income tax	(5,004)	711	(5,522)	3,670
Net income/(loss)	$(8,667)	$1,586	$(9,530)	$6,694

Net income/(loss) per common and common equivalent share:
Basic earnings per share	$(0.89)	$0.16	$(0.98)	$0.69
Diluted earnings per share	(0.89)	0.16	(0.98)	0.67

Weighted average number of common and common equivalent shares outstanding:
Basic	9,739,601	9,660,253	9,711,549	9,663,865
Diluted	9,739,601	9,982,368	9,711,549	9,969,071

5

IEC ELECTRONICS CORP.  AND SUBSIDIARIES

RECONCILIATION OF OPERATING PROFIT/(LOSS) TO OPERATING PROFIT EXCLUDING IMPAIRMENT

THREE AND TWELVE MONTH PERIODS ENDED SEPTEMBER 30, 2013 AND SEPTEMBER 30, 2012

(in thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	Sept 30, 2013	Sept 30, 2012	Sept 30, 2013	Sept 30, 2012
		(restated)		(restated)

Operating profit/(loss)	$(13,149)	$2,595	$(13,835)	$10,541

Impairment of goodwill and other intangibles	14,217	-	14,217	-

Operating profit excluding impairment	$1,068	$2,595	$382	$10,541

6

IEC ELECTRONICS CORP. AND SUBSIDIARIES

RECONCILIATION OF EARNINGS PER SHARE TO IMPAIRMENT AFTER TAX, PER SHARE

THREE AND TWELVE MONTH PERIODS ENDED SEPTEMBER 30, 2013 AND SEPTEMBER 30, 2012

(in thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	Sept 30, 2013	Sept 30, 2012	Sept 30, 2013	Sept 30, 2012
		(restated)		(restated)

Impairment of goodwill and other intangibles	$14,217	$-	$14,217	$-

Effective tax rate	36.6%	31.0%	36.7%	35.4%

Tax effect of impairment of goodwill and other intangibles	5,204	-	5,216	-

Impairment of goodwill and other intangibles, net of tax	$9,013	$-	$9,001	$-

Basic earnings per share	$(0.89)	$0.16	$(0.98)	$0.69
Basic Impairment per share	(0.93)	-	(0.93)	-

Diluted earnings per share	(0.89)	0.16	(0.98)	0.67
Diluted Impairment per share	(0.93)	-	(0.93)	-

Earnings per share weighted average number of common and common equivalent shares outstanding:

Basic	9,739,601	9,660,253	9,711,549	9,663,865
Diluted	9,739,601	9,982,368	9,711,549	9,969,071

Impairment charge per share weighted average number of common and common equivalent shares outstanding:

Basic	9,739,601	9,660,253	9,711,549	9,663,865
Diluted	9,739,601	9,982,368	9,711,549	9,969,071

7

IEC ELECTRONICS CORP. AND SUBSIDIARIES

RECONCILIATION OF EARNINGS PER SHARE TO SCB CLAWBACK AFTER TAX, PER SHARE

THREE AND TWELVE MONTH PERIODS ENDED SEPTEMBER 30, 2013 AND SEPTEMBER 30, 2012

(in thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	Sept 30, 2013	Sept 30, 2012	Sept 30, 2013	Sept 30, 2012
		(restated)		(restated)

Other (expense)/income	$-	$(1)	$(47)	$1,050

Other (expense)/income excluding SCB clawback income	-	(1)	(47)	(46)

SCB Clawback income	-		-	1,096

Effective tax rate	36.6%	31.0%	36.7%	35.4%

Tax effect of SCB clawback income	-	-	-	388

SCB clawback income, net of tax	$-	$-	$-	$708

Basic earnings per share	$(0.89)	$0.16	$(0.98)	$0.69
Basic SCB clawback income per share	-	-	-	(0.07)

Diluted earnings per share	(0.89)	0.16	(0.98)	0.67
Diluted SCB clawback income per share	-	-	-	(0.07)

Earnings per share weighted average number of common and common equivalent shares outstanding:

Basic	9,739,601	9,660,253	9,711,549	9,663,865
Diluted	9,739,601	9,982,368	9,711,549	9,969,071

SCB clawback income per share weighted average number of common and common equivalent shares outstanding:

Basic	9,739,601	9,660,253	9,711,549	9,663,865
Diluted	9,739,601	9,982,368	9,711,549	9,969,071

8